SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2005

First National Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	000-30523	58-2466370

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 N. Pine Street, Spartanburg, South Carolina		29302

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (864) 948-9001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Financial Information.

On October 18, 2005, First National Bancshares, Inc., holding company for First National Bank of the South, issued a press release announcing the sale of 350,000 shares of its common stock.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Item 12 filing requirements, the Company has furnished the information required by Item 12 under Item 9 herein.

          (c)       Exhibits.

                     The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press Release dated October 18, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC.

	By:	/s/ Jerry L. Calvert

	Name:	Jerry L. Calvert
	Title:	Chief Executive Officer
Dated: October 18, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1.	Press Release announcing sale of 350,000 shares of common stock dated October 18, 2005